SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                  FORM 8-K


                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of Earliest Event Reported)        June 21, 1996


                             QUADRAX CORPORATION
             (Exact Name of Registrant as Specified in Charter)


   Delaware			                0-16052			             	05-0420158
  (State or              (Commission File Number)    (IRS Employer
   Other Jurisdiction					                           	Identification
	  of Incorporation)							                            No.)



   300 High Point Avenue,  		                  	Portsmouth, RI  02871
   (Address of Principal Executive Offices)		                  (Zip Code)


   Registrant's telephone number, including area code       (401) 683-660



 					                             Not Applicable
             (Former Name or Former Address, If Changed Since Last Report.)



   ITEM 5.  Other Events

           On June 21, 1996, Registrant and its former Chairman, Pat Hayton, jointly announced the dismissal with prejudice of a defamation suit against Quadrax by Mr. Hayton in December, 1995.
   The settlement did not involve the payment of any consideration by either party. In reaching this agreement, the parties reaffirmed the continuing validity of their mutual releases set forth in the "Agreement for the Creation of the Voting Trust and Settlements of Claims and Liabilities," dated February 13, 1995, the two written amendments thereto dated March 17, 1995, and May 30, 1995, as well as all related exhibits.





   	(c)  Exhibits.

	   99.1   Company's press release dated June 24, 1996.



                              Signatures

       	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            	Quadrax Corporation




   July 02, 1996                	    /s/ James J. Palermo
      (Date)		                      	James J. Palermo, Chairman
			                                  and Chief Executive Officer



   July 02, 1996            	         /s/ Edward A. Stoltenberg
       (Date)		                      	Edward A. Stoltenberg, Chief
		                                   	Financial Officer and Principal
                                    		Accounting Officer